Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2016

Reference is made to Prudential Financial, Inc.‘s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

February 8, 2017

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

This quarterly financial supplement reflects, for all periods presented, the retrospective adoption of a revised accounting standard related to the classification of certain debt issuance costs on Prudential Financial, Inc.’s consolidated balance sheet.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2015	2016
2016	2015	Change		4Q	1Q	2Q	3Q	4Q

			Pre-tax adjusted operating income (loss) by division:
3,564	3,507	2%	U.S. Retirement Solutions and Investment Management Division	776	712	870	1,018	964
299	811	-63%	U.S. Individual Life and Group Insurance Division	126	146	(201)	173	181
3,117	3,226	-3%	International Insurance Division	738	779	803	780	755
(1,581)	(1,313)	-20%	Corporate and other operations	(458)	(312)	(415)	(413)	(441)

5,399	6,231	-13%	Total pre-tax adjusted operating income	1,182	1,325	1,057	1,558	1,459
1,292	1,582	-18%	Income taxes, applicable to adjusted operating income	291	328	228	367	369

4,107	4,649	-12%	After-tax adjusted operating income	891	997	829	1,191	1,090

			Reconciling items:
523	1,579	-67%	Realized investment gains (losses), net, and related charges and adjustments	(196)	338	360	649	(824)
(17)	(524)	97%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(159)	216	108	37	(378)
21	433	-95%	Change in experience-rated contractholder liabilities due to asset value changes	138	(130)	(133)	1	283
			Divested businesses:
(132)	58	-328%	Closed Block division	(80)	(73)	(32)	31	(58)
(84)	(66)	-27%	Other divested businesses	(40)	31	(11)	56	(160)
(5)	58	-109%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(2)	25	(8)	(17)	(5)

306	1,538	-80%	Total reconciling items, before income taxes	(339)	407	284	757	(1,142)
43	490	-91%	Income taxes, not applicable to adjusted operating income	(181)	40	203	134	(334)

263	1,048	-75%	Total reconciling items, after income taxes	(158)	367	81	623	(808)

4,370	5,697	-23%	Income from continuing operations (after-tax) before equity in earnings of operating joint ventures	733	1,364	910	1,814	282
(2)	(55)	96%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	2	(28)	11	13	2

4,368	5,642	-23%	Income from continuing operations attributable to Prudential Financial, Inc.	735	1,336	921	1,827	284
51	70	-27%	Earnings attributable to noncontrolling interests	5	33	4	5	9

4,419	5,712	-23%	Income from continuing operations (after-tax)	740	1,369	925	1,832	293
—	—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

4,419	5,712	-23%	Net income	740	1,369	925	1,832	293
51	70	-27%	Less: Income attributable to noncontrolling interests	5	33	4	5	9

4,368	5,642	-23%	Net income attributable to Prudential Financial, Inc.	735	1,336	921	1,827	284

12.0%	14.5%		Operating Return on Average Equity (based on adjusted operating income) (1)	10.7%	11.9%	9.8%	13.8%	12.6%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on income from continuing operations) is 2.2%, 13.1%, 7.1%, 11.7%, and 6.9% for the three months ended December 31, 2016, September 30, 2016, June, 30, 2016, March 31, 2016, and December 31, 2015, respectively, and 8.8% and 13.3% for years ended December 31, 2016 and 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted):
9.13	10.04	After-tax adjusted operating income	1.94	2.18	1.84	2.66	2.46

		Reconciling items:
1.17	3.43	Realized investment gains (losses), net, and related charges and adjustments	(0.43)	0.75	0.80	1.46	(1.87)
(0.04)	(1.14)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.35)	0.48	0.24	0.08	(0.86)
0.05	0.94	Change in experience-rated contractholder liabilities due to asset value changes	0.30	(0.29)	(0.30)	—	0.64
		Divested businesses:
(0.30)	0.13	Closed Block division	(0.17)	(0.16)	(0.07)	0.07	(0.13)
(0.19)	(0.14)	Other divested businesses	(0.09)	0.07	(0.02)	0.13	(0.36)
—	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	—	(0.01)	—	(0.01)	0.02

0.69	3.20	Total reconciling items, before income taxes	(0.74)	0.84	0.65	1.73	(2.56)
0.11	1.07	Income taxes, not applicable to adjusted operating income	(0.40)	0.09	0.45	0.32	(0.75)

0.58	2.13	Total reconciling items, after income taxes	(0.34)	0.75	0.20	1.41	(1.81)

9.71	12.17	Income from continuing operations (after-tax) attributable to Prudential Financial, Inc.	1.60	2.93	2.04	4.07	0.65
—	—	Income from discontinued operations, net of taxes	—	—	—	—	—

9.71	12.17	Net income attributable to Prudential Financial, Inc.	1.60	2.93	2.04	4.07	0.65

438.2	451.7	Weighted average number of outstanding Common shares (basic)	448.7	445.3	441.1	435.9	430.7
446.6	460.4	Weighted average number of outstanding Common shares (diluted)	457.5	453.2	449.3	444.3	439.8

17	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
47	45	After-tax adjusted operating income	8	11	9	15	12
49	54	Income from continuing operations (after-tax)	6	14	11	21	3

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,216	969	676	907	1,133
		Long-term debt	13,783	13,795	13,172	12,942	12,224
		Junior Subordinated Long-Term Debt	5,811	5,813	5,814	5,816	5,817

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income	41,890	49,242	55,149	56,431	45,863
		Excluding accumulated other comprehensive income (2)	29,605	30,176	30,482	31,506	31,242
		Amount included above for foreign currency exchange rate remeasurement (3)	(3,747)	(3,628)	(3,509)	(3,327)	(3,199)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	33,352	33,804	33,991	34,833	34,441

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	92.39	109.66	123.77	128.37	104.91
		Excluding accumulated other comprehensive income (2)	65.32	67.36	68.65	71.95	71.62
		Amount included above for foreign currency exchange rate remeasurement (3)	(8.27)	(8.10)	(7.90)	(7.60)	(7.33)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	73.59	75.46	76.55	79.55	78.95

		Number of diluted shares at end of period (5)	453.2	448.0	444.0	437.9	436.2

		Common Stock Price Range (based on closing price):
107.10	91.68	High	87.69	79.84	79.71	81.65	107.10
58.00	74.22	Low	75.40	58.00	66.93	68.74	81.43
104.06	81.41	Close	81.41	72.22	71.34	81.65	104.06

		Common Stock market capitalization (1)	36,398	32,001	31,304	35,248	44,704

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock, including accumulated other comprehensive income, for the fourth quarter of 2015 and the first, second and third quarters of 2016, includes a $500 million increase in equity and a 5.6 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90. The fourth quarter of 2016 includes a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $86.92.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

OPERATIONS HIGHLIGHTS

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	389.1	403.6	418.8	445.9	431.5
		Retail customers	197.3	198.6	202.1	209.0	209.2
		General account	376.7	400.8	426.3	430.3	399.4

		Total Investment Management and Advisory Services	963.1	1,003.0	1,047.2	1,085.2	1,040.1
		Non-proprietary assets under management	175.5	167.0	169.8	176.4	172.6

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,138.6	1,170.0	1,217.0	1,261.6	1,212.7
		Managed by U.S. Individual Life and Group Insurance Division	24.1	25.1	25.7	24.8	24.9
		Managed by International Insurance Division	21.0	22.8	25.0	27.9	26.2

		Total assets under management	1,183.7	1,217.9	1,267.7	1,314.3	1,263.8
		Client assets under administration	163.2	170.5	171.7	177.0	177.3

		Total assets under management and administration	1,346.9	1,388.4	1,439.4	1,491.3	1,441.1

		Assets managed or administered for customers outside of the United States at end of period	270.5	297.5	324.6	335.4	311.1
		Distribution Representatives (1):
		Prudential Agents	2,903	2,969	2,987	3,031	2,937
		International Life Planners	7,592	7,608	7,551	7,667	7,680
		Gibraltar Life Consultants	8,805	8,781	8,734	8,790	8,884
56	56	Prudential Agent productivity ($ thousands)	68	47	54	56	67

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2015	2016
2016	2015	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
27,953	25,463	10%	Premiums	7,495	5,577	6,146	8,934	7,296
5,887	6,003	-2%	Policy charges and fee income	1,514	1,511	1,288	1,559	1,529
12,695	11,958	6%	Net investment income	2,964	3,017	3,087	3,292	3,299
5,039	5,206	-3%	Asset management fees, commissions and other income	1,272	1,187	1,291	1,265	1,296

51,574	48,630	6%	Total revenues	13,245	11,292	11,812	15,050	13,420

			Benefits and Expenses (1):
29,709	26,698	11%	Insurance and annuity benefits	7,917	5,984	6,813	9,254	7,658
3,698	3,585	3%	Interest credited to policyholders’ account balances	879	907	914	932	945
1,315	1,302	1%	Interest expense	322	325	357	314	319
(2,845)	(2,652)	-7%	Deferral of acquisition costs	(691)	(685)	(718)	(731)	(711)
1,672	1,631	3%	Amortization of acquisition costs	443	479	281	444	468
12,626	11,835	7%	General and administrative expenses	3,193	2,957	3,108	3,279	3,282

46,175	42,399	9%	Total benefits and expenses	12,063	9,967	10,755	13,492	11,961

5,399	6,231	-13%	Adjusted operating income before income taxes	1,182	1,325	1,057	1,558	1,459

			Reconciling items:
989	2,258	-56%	Realized investment gains (losses), net, and related adjustments	(461)	1,418	802	223	(1,454)
(466)	(679)	31%	Related charges	265	(1,080)	(442)	426	630

523	1,579	-67%	Total realized investment gains (losses), net, and related charges and adjustments	(196)	338	360	649	(824)

(17)	(524)	97%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(159)	216	108	37	(378)
21	433	-95%	Change in experience-rated contractholder liabilities due to asset value changes	138	(130)	(133)	1	283
			Divested businesses:
(132)	58	-328%	Closed Block division	(80)	(73)	(32)	31	(58)
(84)	(66)	-27%	Other divested businesses	(40)	31	(11)	56	(160)
(5)	58	-109%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(2)	25	(8)	(17)	(5)

306	1,538	-80%	Total reconciling items, before income taxes	(339)	407	284	757	(1,142)

5,705	7,769	-27%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	843	1,732	1,341	2,315	317
1,335	2,072	-36%	Income tax expense	110	368	431	501	35

4,370	5,697	-23%	Income from continuing operations before equity in earnings of operating joint ventures	733	1,364	910	1,814	282

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests. See pages 35 and 36 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended December 31, 2016
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1):
Premiums	7,296	2,258	1,231	3,814	(7)
Policy charges and fee income	1,529	712	699	129	(11)
Net investment income	3,299	1,324	630	1,206	139
Asset management fees, commissions and other income	1,296	1,280	190	89	(263)

Total revenues	13,420	5,574	2,750	5,238	(142)

Benefits and Expenses (1):
Insurance and annuity benefits	7,658	2,760	1,611	3,280	7
Interest credited to policyholders’ account balances	945	473	246	226	—
Interest expense	319	23	153	3	140
Deferral of acquisition costs	(711)	(95)	(203)	(426)	13
Amortization of acquisition costs	468	146	71	264	(13)
General and administrative expenses	3,282	1,303	691	1,136	152

Total benefits and expenses	11,961	4,610	2,569	4,483	299

Adjusted operating income (loss) before income taxes	1,459	964	181	755	(441)

	Quarter Ended December 31, 2015
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1):
Premiums	7,495	3,005	1,190	3,307	(7)
Policy charges and fee income	1,514	707	699	122	(14)
Net investment income	2,964	1,188	562	1,078	136
Asset management fees, commissions and other income	1,272	1,198	177	164	(267)

Total revenues	13,245	6,098	2,628	4,671	(152)

Benefits and Expenses (1):
Insurance and annuity benefits	7,917	3,502	1,570	2,833	12
Interest credited to policyholders’ account balances	879	440	226	213	—
Interest expense	322	21	140	1	160
Deferral of acquisition costs	(691)	(122)	(198)	(387)	16
Amortization of acquisition costs	443	140	80	233	(10)
General and administrative expenses	3,193	1,341	684	1,040	128

Total benefits and expenses	12,063	5,322	2,502	3,933	306

Adjusted operating income (loss) before income taxes	1,182	776	126	738	(458)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Twelve Months Ended December 31, 2016
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1) :
Premiums	27,953	7,738	4,894	15,348	(27)
Policy charges and fee income	5,887	2,797	2,636	499	(45)
Net investment income	12,695	5,041	2,430	4,759	465
Asset management fees, commissions and other income	5,039	4,927	738	403	(1,029)

Total revenues	51,574	20,503	10,698	21,009	(636)

Benefits and Expenses (1):
Insurance and annuity benefits	29,709	9,634	6,817	13,232	26
Interest credited to policyholders’ account balances	3,698	1,835	943	920	—
Interest expense	1,315	105	588	8	614
Deferral of acquisition costs	(2,845)	(449)	(706)	(1,750)	60
Amortization of acquisition costs	1,672	532	121	1,068	(49)
General and administrative expenses	12,626	5,282	2,636	4,414	294

Total benefits and expenses	46,175	16,939	10,399	17,892	945

Adjusted operating income (loss) before income taxes	5,399	3,564	299	3,117	(1,581)

	Twelve Months Ended December 31, 2015
		U.S. Retirement Solutions & Investment	U.S. Individual Life & Group	International	Corporate
		Management	Insurance	Insurance	and Other
	Total	Division	Division	Division	Operations
Revenues (1):
Premiums	25,463	6,845	4,781	13,844	(7)
Policy charges and fee income	6,003	2,885	2,637	530	(49)
Net investment income	11,958	4,796	2,255	4,357	550
Asset management fees, commissions and other income	5,206	4,934	703	633	(1,064)

Total revenues	48,630	19,460	10,376	19,364	(570)

Benefits and Expenses (1):
Insurance and annuity benefits	26,698	8,664	6,146	11,872	16
Interest credited to policyholders’ account balances	3,585	1,804	901	880	—
Interest expense	1,302	104	558	5	635
Deferral of acquisition costs	(2,652)	(487)	(660)	(1,565)	60
Amortization of acquisition costs	1,631	550	139	989	(47)
General and administrative expenses	11,835	5,318	2,481	3,957	79

Total benefits and expenses	42,399	15,953	9,565	16,138	743

Adjusted operating income (loss) before income taxes	6,231	3,507	811	3,226	(1,313)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

CONSOLIDATED BALANCE SHEETS

(in millions)

	12/31/2015	03/31/2016	06/30/2016	09/30/2016	12/31/2016

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $265,416; $278,000; $286,066; $297,745; $292,581)	290,323	314,529	332,270	343,244	321,419
Fixed maturities, held to maturity, at amortized cost (fair value $2,624; $2,841; $3,026; $2,956; $2,524)	2,308	2,411	2,485	2,471	2,144
Trading account assets supporting insurance liabilities, at fair value	20,522	21,447	21,702	21,828	21,840
Other trading account assets, at fair value	14,458	8,052	7,268	7,559	5,764
Equity securities, available for sale, at fair value (cost $6,847; $7,026; $7,088; $7,197; $7,149)	9,274	9,400	9,496	9,765	9,748
Commercial mortgage and other loans	50,559	50,798	51,447	52,273	52,779
Policy loans	11,657	11,805	11,930	12,031	11,755
Other long-term investments	9,986	10,281	10,247	11,346	11,283
Short-term investments	8,105	3,697	5,035	5,254	7,508

Total investments	417,192	432,420	451,880	465,771	444,240
Cash and cash equivalents	17,612	22,492	24,142	24,728	14,127
Accrued investment income	3,110	3,180	3,211	3,279	3,204
Deferred policy acquisition costs	16,718	15,998	16,152	16,975	17,661
Value of business acquired	2,828	2,582	1,951	2,159	2,314
Other assets	14,225	14,822	14,322	15,403	14,780
Separate account assets	285,570	281,501	284,832	291,550	287,636

Total assets	757,255	772,995	796,490	819,865	783,962

Liabilities:
Future policy benefits	224,384	234,728	242,950	252,228	240,908
Policyholders’ account balances	136,784	139,745	142,716	146,577	145,205
Securities sold under agreements to repurchase	7,882	8,357	7,335	6,830	7,606
Cash collateral for loaned securities	3,496	4,052	4,643	5,037	4,333
Income taxes	8,714	12,128	15,140	15,326	10,412
Senior short-term debt	1,216	969	676	907	1,133
Senior long-term debt	13,783	13,795	13,172	12,942	12,224
Junior subordinated long-term debt	5,811	5,813	5,814	5,816	5,817
Notes issued by consolidated variable interest entities	8,597	2,946	2,094	2,722	2,150
Other liabilities	19,095	19,696	21,940	22,956	20,450
Separate account liabilities	285,570	281,501	284,832	291,550	287,636

Total liabilities	715,332	723,730	741,312	762,891	737,874

Equity:
Accumulated other comprehensive income	12,285	19,066	24,667	24,925	14,621
Other equity	29,605	30,176	30,482	31,506	31,242

Total Prudential Financial, Inc. equity	41,890	49,242	55,149	56,431	45,863

Noncontrolling Interest	33	23	29	543	225

Total Equity	41,923	49,265	55,178	56,974	46,088

Total liabilities and equity	757,255	772,995	796,490	819,865	783,962

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of December 31, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	444,240	59,714	384,526	132,915	55,333	176,252	20,026
Deferred policy acquisition costs	17,661	336	17,325	5,003	5,454	7,208	(340)
Other assets	34,425	2,001	32,424	12,908	11,235	10,842	(2,561)
Separate account assets	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total assets	783,962	62,051	721,911	393,625	118,166	197,119	13,001

Liabilities:
Future policy benefits	240,908	49,281	191,627	65,972	16,987	103,930	4,738
Policyholders’ account balances	145,205	5,204	140,001	58,371	33,872	47,747	11
Debt	19,174	—	19,174	3,147	7,282	87	8,658
Other liabilities	44,951	8,967	35,984	7,076	7,248	18,457	3,203
Separate account liabilities	287,636	—	287,636	242,799	46,144	2,817	(4,124)

Total liabilities	737,874	63,452	674,422	377,365	111,533	173,038	12,486

Equity:
Accumulated other comprehensive income (loss)	14,621	(4)	14,625	1,294	706	14,320	(1,695)
Other equity	31,242	(1,399)	32,641	14,692	5,927	9,716	2,306

Total Prudential Financial, Inc. equity	45,863	(1,403)	47,266	15,986	6,633	24,036	611

Noncontrolling Interest	225	2	223	274	—	45	(96)

Total Equity	46,088	(1,401)	47,489	16,260	6,633	24,081	515

Total liabilities and equity	783,962	62,051	721,911	393,625	118,166	197,119	13,001

	As of December 31, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	417,192	59,758	357,434	132,934	50,547	157,800	16,153
Deferred policy acquisition costs	16,718	373	16,345	5,048	5,064	6,554	(321)
Other assets	37,775	1,996	35,779	15,081	11,143	8,246	1,309
Separate account assets	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total assets	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Liabilities:
Future policy benefits	224,384	49,539	174,845	63,585	15,053	91,931	4,276
Policyholders’ account balances	136,784	5,250	131,534	55,833	31,987	43,711	3
Debt	20,810	—	20,810	2,846	7,251	29	10,684
Other liabilities	47,784	8,747	39,037	15,524	6,633	14,865	2,015
Separate account liabilities	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total liabilities	715,332	63,536	651,796	379,846	105,370	153,089	13,491

Equity:
Accumulated other comprehensive income (loss)	12,285	2	12,283	576	504	12,897	(1,694)
Other equity	29,605	(1,411)	31,016	14,686	5,326	9,119	1,885

Total Prudential Financial, Inc. equity	41,890	(1,409)	43,299	15,262	5,830	22,016	191

Noncontrolling Interest	33	—	33	13	—	48	(28)

Total Equity	41,923	(1,409)	43,332	15,275	5,830	22,064	163

Total liabilities and equity	757,255	62,127	695,128	395,121	111,200	175,153	13,654

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of December 31, 2016				As of December 31, 2015
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	—	5,822	5,817	11,639	194	5,875	5,811	11,880
Operating Debt - Investment related	477	4,901	—	5,378	438	6,573	—	7,011
Operating Debt - Specified businesses	584	914	—	1,498	584	770	—	1,354
Limited recourse and non-recourse borrowing	72	587	—	659	—	565	—	565

Total debt	1,133	12,224	5,817	19,174	1,216	13,783	5,811	20,810

	As of December 31, 2016				As of December 31, 2015
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,645	939	55	11,639	10,888	941	51	11,880
Operating Debt - Investment related	4,314	65	999	5,378	5,328	72	1,611	7,011
Operating Debt - Specified businesses	965	533	—	1,498	970	384	—	1,354
Limited recourse and non-recourse borrowing	—	659	—	659	—	565	—	565

Total debt	15,924	2,196	1,054	19,174	17,186	1,962	1,662	20,810

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $839 million and $841 million of surplus notes as of December 31, 2016 and December 31, 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2015	2016
2016	2015	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
7,738	6,845	13%	Premiums	3,005	671	1,018	3,791	2,258
2,797	2,885	-3%	Policy charges and fee income	707	675	687	723	712
5,041	4,796	5%	Net investment income	1,188	1,198	1,194	1,325	1,324
4,927	4,934	0%	Asset management fees, commissions and other income	1,198	1,164	1,217	1,266	1,280

20,503	19,460	5%	Total revenues	6,098	3,708	4,116	7,105	5,574

			Benefits and Expenses (1):
9,634	8,664	11%	Insurance and annuity benefits	3,502	1,171	1,460	4,243	2,760
1,835	1,804	2%	Interest credited to policyholders’ account balances	440	453	451	458	473
105	104	1%	Interest expense	21	25	28	29	23
(449)	(487)	8%	Deferral of acquisition costs	(122)	(110)	(128)	(116)	(95)
532	550	-3%	Amortization of acquisition costs	140	155	131	100	146
5,282	5,318	-1%	General and administrative expenses	1,341	1,302	1,304	1,373	1,303

16,939	15,953	6%	Total benefits and expenses	5,322	2,996	3,246	6,087	4,610

3,564	3,507	2%	Adjusted operating income before income taxes	776	712	870	1,018	964

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT

DIVISION

(in millions)

	Twelve Months Ended December 31, 2016				Quarter Ended December 31, 2016
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	7,738	159	7,579	—	2,258	44	2,214	—
Policy charges and fee income	2,797	2,569	228	—	712	651	61	—
Net investment income	5,041	698	4,263	80	1,324	184	1,120	20
Asset management fees, commissions and other income	4,927	1,240	806	2,881	1,280	314	213	753

Total revenues	20,503	4,666	12,876	2,961	5,574	1,193	3,608	773

Benefits and Expenses (1):
Insurance and annuity benefits	9,634	306	9,328	—	2,760	100	2,660	—
Interest credited to policyholders’ account balances	1,835	362	1,473	—	473	92	381	—
Interest expense	105	71	19	15	23	14	5	4
Deferral of acquisition costs	(449)	(408)	(31)	(10)	(95)	(87)	(6)	(2)
Amortization of acquisition costs	532	484	33	15	146	134	8	4
General and administrative expenses	5,282	2,086	1,042	2,154	1,303	518	242	543

Total benefits and expenses	16,939	2,901	11,864	2,174	4,610	771	3,290	549

Adjusted operating income before income taxes	3,564	1,765	1,012	787	964	422	318	224

	Twelve Months Ended December 31, 2015				Quarter Ended December 31, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	6,845	117	6,728	—	3,005	29	2,976	—
Policy charges and fee income	2,885	2,668	217	—	707	653	54	—
Net investment income	4,796	603	4,082	111	1,188	153	1,005	30
Asset management fees, commissions and other income	4,934	1,307	794	2,833	1,198	306	191	701

Total revenues	19,460	4,695	11,821	2,944	6,098	1,141	4,226	731

Benefits and Expenses (1):
Insurance and annuity benefits	8,664	314	8,350	—	3,502	79	3,423	—
Interest credited to policyholders’ account balances	1,804	363	1,441	—	440	95	345	—
Interest expense	104	69	25	10	21	14	4	3
Deferral of acquisition costs	(487)	(430)	(46)	(11)	(122)	(105)	(14)	(3)
Amortization of acquisition costs	550	465	66	19	140	121	14	5
General and administrative expenses	5,318	2,117	1,054	2,147	1,341	527	286	528

Total benefits and expenses	15,953	2,898	10,890	2,165	5,322	731	4,058	533

Adjusted operating income before income taxes	3,507	1,797	931	779	776	410	168	198

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
149,441	155,083	Beginning total account value	146,685	149,441	149,246	151,188	154,903
2,494	3,682	Sales: Highest Daily Suite - risk retained by Prudential (1)	680	683	666	587	558
1,367	1,545	Highest Daily Suite - externally reinsured living benefits	486	374	354	321	318
4,133	3,505	Other variable annuities (2)	910	944	1,247	1,180	762

7,994	8,732	Total sales	2,076	2,001	2,267	2,088	1,638
(7,776)	(8,291)	Surrenders and withdrawals	(1,989)	(1,748)	(1,914)	(1,992)	(2,122)

218	441	Net sales (redemptions)	87	253	353	96	(484)
(1,450)	(1,541)	Benefit payments	(351)	(355)	(399)	(349)	(347)

(1,232)	(1,100)	Net flows	(264)	(102)	(46)	(253)	(831)
8,638	(955)	Change in market value, interest credited, and other	3,909	764	2,873	4,877	124
(3,552)	(3,587)	Policy charges	(889)	(857)	(885)	(909)	(901)

153,295	149,441	Ending total account value	149,441	149,246	151,188	154,903	153,295

		Variable Annuities Account Value by Product:
112,543	112,060	Highest Daily Suite - risk retained by Prudential (1)	112,060	111,229	111,820	113,902	112,543
2,932	1,513	Highest Daily Suite - externally reinsured living benefits	1,513	1,893	2,259	2,629	2,932
37,820	35,868	Other variable annuities (2)	35,868	36,124	37,109	38,372	37,820

153,295	149,441	Ending total account value	149,441	149,246	151,188	154,903	153,295

		Fixed Annuities and other products (3):
3,504	3,581	Beginning total account value	3,532	3,504	3,487	3,489	3,485
60	48	Sales	13	16	14	12	18
(105)	(124)	Surrenders and withdrawals	(32)	(31)	(26)	(21)	(27)

(45)	(76)	Net redemptions	(19)	(15)	(12)	(9)	(9)
(344)	(369)	Benefit payments	(91)	(88)	(90)	(91)	(75)

(389)	(445)	Net flows	(110)	(103)	(102)	(100)	(84)
374	370	Interest credited and other	83	86	105	96	87
(1)	(2)	Policy charges	(1)	—	(1)	—	—

3,488	3,504	Ending total account value	3,504	3,487	3,489	3,485	3,488

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
2,353	2,549	Insurance Agents	627	580	625	598	550
1,492	1,681	Wirehouses	415	385	452	376	279
3,180	3,285	Independent Financial Planners	761	783	897	841	659
1,029	1,265	Bank Distribution	286	269	307	285	168

8,054	8,780	Total	2,089	2,017	2,281	2,100	1,656

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,942	9,852	Beginning balance	10,030	9,942	10,017	9,977	9,863
868	1,165	Premiums and deposits	279	238	221	215	194
(563)	(704)	Surrenders and withdrawals	(146)	(141)	(140)	(134)	(148)

305	461	Net sales	133	97	81	81	46
(411)	(446)	Benefit payments	(109)	(105)	(110)	(107)	(89)

(106)	15	Net flows	24	(8)	(29)	(26)	(43)
241	263	Interest credited and other	70	64	62	58	57
(184)	(186)	Net transfers (to) from separate account	(181)	19	(72)	(146)	15
(1)	(2)	Policy charges	(1)	—	(1)	—	—

9,892	9,942	Ending balance	9,942	10,017	9,977	9,863	9,892

		Account Values in Separate Account (1):
143,003	148,812	Beginning balance	140,187	143,003	142,716	144,700	148,525
7,186	7,615	Premiums and deposits	1,810	1,779	2,060	1,885	1,462
(7,318)	(7,711)	Surrenders and withdrawals	(1,875)	(1,638)	(1,800)	(1,879)	(2,001)

(132)	(96)	Net sales (redemptions)	(65)	141	260	6	(539)
(1,383)	(1,464)	Benefit payments	(333)	(338)	(379)	(333)	(333)

(1,515)	(1,560)	Net flows	(398)	(197)	(119)	(327)	(872)
8,771	(848)	Change in market value, interest credited and other	3,922	786	2,916	4,915	154
184	186	Net transfers (to) from general account	181	(19)	72	146	(15)
(3,552)	(3,587)	Policy charges	(889)	(857)	(885)	(909)	(901)

146,891	143,003	Ending balance	143,003	142,716	144,700	148,525	146,891

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2015	2016
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	4,767	4,658	4,524	4,403	4,104
Guaranteed minimum withdrawal benefits	578	552	537	532	514
Guaranteed minimum income benefits	2,870	2,780	2,749	2,780	2,730
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	116,724	116,818	118,666	121,747	120,468
Guaranteed minimum withdrawal & income benefits - externally reinsured	1,513	1,893	2,259	2,629	2,932

Total	126,452	126,701	128,735	132,091	130,748

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	107,411	106,699	107,253	109,175	107,752
Account Values with Auto-Rebalancing Feature - externally reinsured	1,513	1,893	2,259	2,629	2,932
Account Values without Auto-Rebalancing Feature	17,528	18,109	19,223	20,287	20,064

Total	126,452	126,701	128,735	132,091	130,748

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,019	4,395	4,366	3,928	4,494
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	1,194	1,225	1,179	1,049	1,082

Total	5,213	5,620	5,545	4,977	5,576

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION—INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2015	2016
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	114,402	114,662	116,599	119,755	118,620
Net amount at risk	737	648	544	399	487
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,658	31,188	31,127	31,534	30,980
Net amount at risk	4,212	4,367	4,147	3,533	3,714

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	108,924	108,592	109,512	111,804	110,684
Account Values without Auto-Rebalancing Feature	37,136	37,258	38,214	39,485	38,916

Total	146,060	145,850	147,726	151,289	149,600

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,919	2,025	1,852	1,392	1,597
Net Amount at Risk without Auto-Rebalancing Feature	3,030	2,990	2,839	2,540	2,604

Total	4,949	5,015	4,691	3,932	4,201

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
188,961	184,196	Beginning total account value	184,515	188,961	190,953	194,007	200,476
21,928	25,684	Deposits and sales	4,908	6,656	4,699	5,405	5,168
(20,127)	(21,559)	Withdrawals and benefits	(5,575)	(5,286)	(4,513)	(5,013)	(5,315)
12,040	640	Change in market value, interest credited, interest income and other activity	5,113	622	2,868	6,077	2,473

202,802	188,961	Ending total account value	188,961	190,953	194,007	200,476	202,802

1,801	4,125	Net additions (withdrawals)	(667)	1,370	186	392	(147)

		Stable value account values included above	45,971	46,865	47,581	48,352	48,725

		Institutional Investment Products:
179,964	179,641	Beginning total account value	181,662	179,964	180,819	180,882	186,224
16,140	15,572	Additions	3,425	2,061	3,421	6,907	3,751
(12,161)	(15,388)	Withdrawals and benefits	(4,145)	(2,783)	(3,119)	(2,339)	(3,920)
5,299	3,476	Change in market value, interest credited and interest income	658	2,198	2,053	1,953	(905)
(5,866)	(3,337)	Other (1)	(1,636)	(621)	(2,292)	(1,179)	(1,774)

183,376	179,964	Ending total account value	179,964	180,819	180,882	186,224	183,376

3,979	184	Net additions (withdrawals)	(720)	(722)	302	4,568	(169)

		Amounts included in ending total account value above:
70,196	66,827	Investment-only stable value wraps	66,827	68,624	69,567	71,482	70,196
29,959	33,453	Longevity reinsurance (2)	33,453	32,364	31,438	31,280	29,959
83,221	79,684	Group annuities and other products	79,684	79,831	79,877	83,462	83,221

183,376	179,964	Ending total account value	179,964	180,819	180,882	186,224	183,376

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2015	2016
2016	2015	Change		4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
2,227	2,135	4%	Asset management fees	529	524	547	577	579
255	241	6%	Other related revenues	68	71	67	52	65
479	568	-16%	Service, distribution and other revenues	134	111	118	121	129

2,961	2,944	1%	Total Asset Management segment revenues	731	706	732	750	773

			Analysis of asset management fees by source:
1,046	923	13%	Institutional customers	231	242	256	273	275
707	764	-7%	Retail customers	187	169	173	182	183
474	448	6%	General account	111	113	118	122	121

2,227	2,135	4%	Total asset management fees	529	524	547	577	579

Supplementary Assets Under Management Information (in billions):
	December 31, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.3	332.2	40.0	431.5
Retail customers	112.4	94.5	2.3	209.2
General account	6.4	391.3	1.7	399.4

Total	178.1	818.0	44.0	1,040.1

	December 31, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.9	289.9	39.3	389.1
Retail customers	121.4	73.7	2.2	197.3
General account	7.4	367.5	1.8	376.7

Total	188.7	731.1	43.3	963.1

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
347.1	323.6	Beginning assets under management	338.6	347.1	359.3	373.4	398.9
59.4	66.9	Additions	16.3	12.5	14.8	16.4	15.7
(54.1)	(45.7)	Withdrawals	(10.3)	(15.1)	(12.8)	(13.0)	(13.2)
21.8	2.1	Change in market value	2.2	12.7	11.3	8.4	(10.6)
11.8	0.3	Net money market flows	0.3	(1.0)	0.4	13.5	(1.1)
0.4	(0.1)	Other (1)	—	3.1	0.4	0.2	(3.3)

386.4	347.1	Ending assets under management	347.1	359.3	373.4	398.9	386.4
45.1	42.0	Affiliated institutional assets under management	42.0	44.3	45.4	47.0	45.1

431.5	389.1	Total assets managed for institutional customers at end of period	389.1	403.6	418.8	445.9	431.5

5.3	21.2	Net institutional additions (withdrawals), excluding money market activity	6.0	(2.6)	2.0	3.4	2.5

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
128.9	126.8	Beginning assets under management	125.9	128.9	127.8	131.3	137.7
42.1	40.9	Additions	9.3	10.2	11.5	10.5	9.9
(41.7)	(40.1)	Withdrawals	(10.5)	(10.7)	(9.9)	(9.6)	(11.5)
4.5	1.4	Change in market value	4.2	(1.2)	1.9	5.5	(1.7)
(0.1)	—	Net money market flows	—	(0.1)	—	—	—
2.9	(0.1)	Other (1)	—	0.7	—	—	2.2

136.6	128.9	Ending assets under management	128.9	127.8	131.3	137.7	136.6
72.6	68.4	Affiliated retail assets under management	68.4	70.8	70.8	71.3	72.6

209.2	197.3	Total assets managed for retail customers at end of period	197.3	198.6	202.1	209.0	209.2

0.4	0.8	Net retail additions (withdrawals), excluding money market activity	(1.2)	(0.5)	1.6	0.9	(1.6)

(1)	“Other” activity represents transfers from the Retirement Segment as a result of changes in the client contract form, a $2 billion reclassification of assets under management from institutional to retail in 4Q’16, impact of acquired business of $3.4 billion as of March 4, 2016 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINED STATEMENTS OF OPERATIONS – U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2015	2016
2016	2015	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,894	4,781	2%	Premiums	1,190	1,219	1,234	1,210	1,231
2,636	2,637	0%	Policy charges and fee income	699	719	505	713	699
2,430	2,255	8%	Net investment income	562	582	593	625	630
738	703	5%	Asset management fees, commissions and other income	177	166	187	195	190

10,698	10,376	3%	Total revenues	2,628	2,686	2,519	2,743	2,750

			Benefits and Expenses (1):
6,817	6,146	11%	Insurance and annuity benefits	1,570	1,634	1,950	1,622	1,611
943	901	5%	Interest credited to policyholders’ account balances	226	227	233	237	246
588	558	5%	Interest expense	140	142	146	147	153
(706)	(660)	-7%	Deferral of acquisition costs	(198)	(162)	(172)	(169)	(203)
121	139	-13%	Amortization of acquisition costs	80	78	(111)	83	71
2,636	2,481	6%	General and administrative expenses	684	621	674	650	691

10,399	9,565	9%	Total benefits and expenses	2,502	2,540	2,720	2,570	2,569

299	811	-63%	Adjusted operating income (loss) before income taxes	126	146	(201)	173	181

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2016			Quarter Ended December 31, 2016
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,894	860	4,034	1,231	218	1,013
Policy charges and fee income	2,636	2,020	616	699	566	133
Net investment income	2,430	1,822	608	630	472	158
Asset management fees, commissions and other income	738	653	85	190	168	22

Total revenues	10,698	5,355	5,343	2,750	1,424	1,326

Benefits and Expenses (1):
Insurance and annuity benefits	6,817	2,785	4,032	1,611	603	1,008
Interest credited to policyholders’ account balances	943	680	263	246	176	70
Interest expense	588	583	5	153	151	2
Deferral of acquisition costs	(706)	(706)	—	(203)	(203)	—
Amortization of acquisition costs	121	115	6	71	69	2
General and administrative expenses	2,636	1,819	817	691	490	201

Total benefits and expenses	10,399	5,276	5,123	2,569	1,286	1,283

Adjusted operating income before income taxes	299	79	220	181	138	43

	Twelve Months Ended December 31, 2015			Quarter Ended December 31, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,781	896	3,885	1,190	216	974
Policy charges and fee income	2,637	2,054	583	699	553	146
Net investment income	2,255	1,669	586	562	421	141
Asset management fees, commissions and other income	703	614	89	177	157	20

Total revenues	10,376	5,233	5,143	2,628	1,347	1,281

Benefits and Expenses (1):
Insurance and annuity benefits	6,146	2,278	3,868	1,570	598	972
Interest credited to policyholders’ account balances	901	644	257	226	164	62
Interest expense	558	550	8	140	139	1
Deferral of acquisition costs	(660)	(650)	(10)	(198)	(197)	(1)
Amortization of acquisition costs	139	133	6	80	78	2
General and administrative expenses	2,481	1,643	838	684	466	218

Total benefits and expenses	9,565	4,598	4,967	2,502	1,248	1,254

Adjusted operating income before income taxes	811	635	176	126	99	27

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

200	204	Term life	52	48	50	52	50
243	220	Guaranteed Universal life	73	51	61	54	77
95	89	Other Universal life	32	20	23	21	31
92	78	Variable life	22	26	25	16	25

630	591	Total	179	145	159	143	183

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

116	113	Prudential Agents	31	29	30	28	29
514	478	Third party distribution	148	116	129	115	154

630	591	Total	179	145	159	143	183

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
24,487	22,526	Beginning balance	23,922	24,487	24,437	24,747	25,000
3,330	3,219	Premiums and deposits	890	809	821	751	949
(988)	(1,032)	Surrenders and withdrawals	(242)	(251)	(257)	(240)	(240)

2,342	2,187	Net sales	648	558	564	511	709
(490)	(492)	Benefit payments	(109)	(125)	(121)	(138)	(106)

1,852	1,695	Net flows	539	433	443	373	603
786	1,193	Interest credited and other	296	(224)	137	155	718
396	432	Net transfers from separate account	87	99	93	102	102
(1,480)	(1,359)	Policy charges	(357)	(358)	(363)	(377)	(382)
—	—	Acquisition	—	—	—	—	—

26,041	24,487	Ending balance	24,487	24,437	24,747	25,000	26,041

		Separate Account Liabilities:
27,027	27,888	Beginning balance	26,183	27,027	26,887	27,227	28,129
1,439	1,409	Premiums and deposits	420	456	337	287	359
(852)	(882)	Surrenders and withdrawals	(239)	(217)	(222)	(212)	(201)

587	527	Net sales	181	239	115	75	158
(163)	(144)	Benefit payments	(42)	(51)	(40)	(39)	(33)

424	383	Net flows	139	188	75	36	125
2,308	109	Change in market value, interest credited and other	1,020	(5)	585	1,196	532
(396)	(432)	Net transfers to general account	(87)	(99)	(93)	(102)	(102)
(908)	(921)	Policy charges	(228)	(224)	(227)	(228)	(229)
—	—	Acquisition	—	—	—	—	—

28,455	27,027	Ending balance	27,027	26,887	27,227	28,129	28,455

		FACE AMOUNT IN FORCE (3):

		Term life	689,527	697,687	706,636	714,733	721,602
		Guaranteed Universal life	121,290	124,061	127,453	130,400	134,973
		Other Universal life	44,051	44,203	44,505	44,781	45,350
		Variable life	164,020	162,960	162,416	163,184	162,574

		Total	1,018,889	1,028,910	1,041,010	1,053,098	1,064,500

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
316	204	Group life	25	232	24	29	31
119	69	Group disability	5	79	21	13	6

435	273	Total	30	311	45	42	37

		Future Policy Benefits (1) (2):
		Group life	2,185	2,103	2,124	2,065	2,238
		Group disability	3	29	21	11	3

		Total	2,188	2,132	2,145	2,076	2,241

		Policyholders’ Account Balances (1):
		Group life	8,359	8,271	8,367	8,497	8,634
		Group disability	210	216	240	208	224

		Total	8,569	8,487	8,607	8,705	8,858

		Separate Account Liabilities (1):
		Group life	23,292	24,339	23,816	24,839	23,594
		Group disability	—	—	—	—	—

		Total	23,292	24,339	23,816	24,839	23,594

		Group Life Insurance:
4,095	3,940	Gross premiums, policy charges and fee income (3)	982	1,009	1,064	1,016	1,006
3,845	3,731	Earned premiums, policy charges and fee income	932	955	998	953	939
88.5%	89.2%	Benefits ratio (4)	87.1%	89.4%	88.6%	88.6%	87.3%
10.6%	11.0%	Administrative operating expense ratio	12.2%	10.8%	10.6%	10.6%	10.7%
		Persistency ratio	91.3%	96.1%	95.8%	95.3%	95.2%

		Group Disability Insurance:
880	813	Gross premiums, policy charges and fee income (3)	196	216	222	219	223
805	737	Earned premiums, policy charges and fee income	188	203	196	199	207
82.9%	79.2%	Benefits ratio (5)	85.3%	82.2%	77.5%	80.4%	91.3%
31.4%	34.1%	Administrative operating expense ratio	36.9%	31.9%	31.1%	31.4%	31.0%
		Persistency ratio	87.0%	94.9%	93.7%	92.9%	91.7%

		Total Group Insurance (6):
87.5%	87.5%	Benefits ratio	86.8%	88.1%	86.6%	87.1%	88.0%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 87.3%, 88.6%, 90.8%, 89.4%, and 87.1% for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and 89.1% and 88.7% for year-to-date December 2016 and 2015, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 91.3% 80.4%, 47.9%, 82.2%, and 85.3% for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and 75.7% for both year-to-date December 2016 and 2015.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 88.0%, 87.1%, 83.8%, 88.1%, and 86.8% for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and 86.7% and 86.6% for year-to-date December 2016 and 2015, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,916	5,376	Beginning balance	4,735	4,916	4,130	4,119	4,515
408	430	Capitalization	105	100	117	104	87
(484)	(465)	Amortization - operating results	(121)	(144)	(122)	(84)	(134)
21	(475)	Amortization - realized investment gains and losses	178	(717)	17	374	347
10	50	Impact of unrealized (gains) or losses on AFS securities	19	(25)	(23)	2	56
—	—	Other	—	—	—	—	—

4,871	4,916	Ending balance	4,916	4,130	4,119	4,515	4,871

		INDIVIDUAL LIFE INSURANCE:
4,883	4,056	Beginning balance	4,683	4,883	4,727	4,773	4,840
706	650	Capitalization	197	162	172	169	203
(115)	(133)	Amortization - operating results	(78)	(77)	113	(82)	(69)
(100)	1	Amortization - realized investment gains and losses	9	(26)	(80)	2	4
(96)	309	Impact of unrealized (gains) or losses on AFS securities	72	(215)	(159)	(22)	300

5,278	4,883	Ending balance	4,883	4,727	4,773	4,840	5,278

		GROUP INSURANCE:
182	177	Beginning balance	182	181	181	179	178
—	10	Capitalization	1	—	—	—	—
(6)	(6)	Amortization - operating results	(2)	(1)	(2)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

176	181	Ending balance	181	180	179	178	176

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,188	1,513	Beginning balance	1,176	1,188	916	893	1,012
3	8	Capitalization	2	1	1	1	—
(168)	(162)	Amortization - operating results	(45)	(51)	(50)	(23)	(44)
56	(187)	Amortization - realized investment gains and losses	50	(216)	29	140	103
3	16	Impact of unrealized (gains) or losses on AFS securities	5	(6)	(3)	1	11
—	—	Other	—	—	—	—	—

1,082	1,188	Ending balance	1,188	916	893	1,012	1,082

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2015	2016
2016	2015			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
15,348	13,844	11%	Premiums	3,307	3,696	3,899	3,939	3,814
499	530	-6%	Policy charges and fee income	122	130	106	134	129
4,759	4,357	9%	Net investment income	1,078	1,120	1,204	1,229	1,206
403	633	-36%	Asset management fees, commissions and other income	164	98	134	82	89

21,009	19,364	8%	Total revenues	4,671	5,044	5,343	5,384	5,238

			Benefits and Expenses (1):
13,232	11,872	11%	Insurance and annuity benefits	2,833	3,173	3,397	3,382	3,280
920	880	5%	Interest credited to policyholders’ account balances	213	227	230	237	226
8	5	60%	Interest expense	1	2	1	2	3
(1,750)	(1,565)	-12%	Deferral of acquisition costs	(387)	(426)	(436)	(462)	(426)
1,068	989	8%	Amortization of acquisition costs	233	260	273	271	264
4,414	3,957	12%	General and administrative expenses	1,040	1,029	1,075	1,174	1,136

17,892	16,138	11%	Total benefits and expenses	3,933	4,265	4,540	4,604	4,483

3,117	3,226	-3%	Adjusted operating income before income taxes	738	779	803	780	755

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2016			Quarter Ended December 31, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	15,348	7,471	7,877	3,814	1,831	1,983
Policy charges and fee income	499	346	153	129	90	39
Net investment income	4,759	1,952	2,807	1,206	492	714
Asset management fees, commissions and other income	403	217	186	89	64	25

Total revenues	21,009	9,986	11,023	5,238	2,477	2,761

Benefits and Expenses (1):
Insurance and annuity benefits	13,232	6,607	6,625	3,280	1,608	1,672
Interest credited to policyholders’ account balances	920	234	686	226	55	171
Interest expense	8	5	3	3	2	1
Deferral of acquisition costs	(1,750)	(834)	(916)	(426)	(211)	(215)
Amortization of acquisition costs	1,068	506	562	264	121	143
General and administrative expenses	4,414	1,929	2,485	1,136	507	629

Total benefits and expenses	17,892	8,447	9,445	4,483	2,082	2,401

Adjusted operating income before income taxes	3,117	1,539	1,578	755	395	360

	Twelve Months Ended December 31, 2015			Quarter Ended December 31, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	13,844	6,728	7,116	3,307	1,628	1,679
Policy charges and fee income	530	339	191	122	82	40
Net investment income	4,357	1,751	2,606	1,078	448	630
Asset management fees, commissions and other income	633	354	279	164	91	73

Total revenues	19,364	9,172	10,192	4,671	2,249	2,422

Benefits and Expenses (1):
Insurance and annuity benefits	11,872	5,933	5,939	2,833	1,448	1,385
Interest credited to policyholders’ account balances	880	204	676	213	47	166
Interest expense	5	3	2	1	1	—
Deferral of acquisition costs	(1,565)	(752)	(813)	(387)	(186)	(201)
Amortization of acquisition costs	989	472	517	233	111	122
General and administrative expenses	3,957	1,727	2,230	1,040	461	579

Total benefits and expenses	16,138	7,587	8,551	3,933	1,882	2,051

Adjusted operating income before income taxes	3,226	1,585	1,641	738	367	371

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2015	2016
2016	2015		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
5,875	5,251	Japan, excluding Gibraltar Life	1,239	1,583	1,434	1,472	1,386
8,030	7,307	Gibraltar Life	1,719	1,794	2,120	2,094	2,022
1,942	1,816	All other countries	471	449	451	507	535

15,847	14,374	Total	3,429	3,826	4,005	4,073	3,943

		Annualized new business premiums:
840	669	Japan, excluding Gibraltar Life	164	237	190	208	205
1,726	1,548	Gibraltar Life	370	409	449	460	408
436	448	All other countries	116	98	99	115	124

3,002	2,665	Total	650	744	738	783	737

		Annualized new business premiums by distribution channel:
1,276	1,117	Life Planner Operations	280	335	289	323	329
740	630	Gibraltar Life Consultants	150	161	204	200	175
716	679	Banks	166	194	176	188	158
270	239	Independent Agency	54	54	69	72	75

3,002	2,665	Total	650	744	738	783	737

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:

5,982	5,772	Japan, excluding Gibraltar Life	1,364	1,677	1,451	1,436	1,418
8,167	7,956	Gibraltar Life	1,870	1,921	2,175	2,064	2,007
1,998	1,828	All other countries	492	480	465	504	549

16,147	15,556	Total	3,726	4,078	4,091	4,004	3,974

		Annualized new business premiums:
854	737	Japan, excluding Gibraltar Life	181	250	192	204	208
1,728	1,619	Gibraltar Life	390	425	453	456	394
444	444	All other countries	121	106	102	111	125

3,026	2,800	Total	692	781	747	771	727

		Annualized new business premiums by distribution channel:
1,298	1,181	Life Planner Operations	302	356	294	315	333
747	668	Gibraltar Life Consultants	161	169	206	198	174
719	701	Banks	172	199	177	186	157
262	250	Independent Agency	57	57	70	72	63

3,026	2,800	Total	692	781	747	771	727

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1,100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2015	2016
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	316	321	324	329	333
Gibraltar Life	331	334	335	339	342
All other countries	118	119	120	121	124

Total	765	774	779	789	799

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,278	3,341	3,384	3,436	3,488
Gibraltar Life	7,146	7,150	7,141	7,170	7,182
All other countries	1,980	2,007	2,024	2,048	2,076

Total	12,404	12,498	12,549	12,654	12,746

International life insurance policy persistency:

Life Planner Operations:
13 months	92.8%	93.0%	93.1%	93.0%	93.0%
25 months	85.4%	85.6%	85.6%	86.2%	86.3%

Gibraltar Life (3):
13 months	92.9%	93.2%	93.3%	93.4%	93.5%
25 months	84.0%	84.8%	85.3%	85.5%	86.2%

Number of Life Planners at end of period:
Japan	3,528	3,650	3,653	3,776	3,824
All other countries	4,064	3,958	3,898	3,891	3,856

Total Life Planners	7,592	7,608	7,551	7,667	7,680

Gibraltar Life Consultants	8,805	8,781	8,734	8,790	8,884

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1,100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2016				December 31, 2015
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	268,118	24,917	243,201	64.2%	240,133	23,505	216,628	63.1%
Public, held-to-maturity, at amortized cost	1,772	—	1,772	0.5%	1,834	—	1,834	0.5%
Private, available-for-sale, at fair value	53,061	13,987	39,074	10.3%	50,057	14,290	35,767	10.4%
Private, held-to-maturity, at amortized cost	372	—	372	0.1%	474	—	474	0.1%
Trading account assets supporting insurance liabilities, at fair value	21,840	—	21,840	5.8%	20,522	—	20,522	6.0%
Other trading account assets, at fair value	1,805	284	1,521	0.4%	1,849	288	1,561	0.5%
Equity securities, available-for-sale, at fair value	9,735	2,572	7,163	1.9%	9,263	2,726	6,537	1.9%
Commercial mortgage and other loans, at book value	52,208	9,437	42,771	11.2%	50,257	9,771	40,486	11.8%
Policy loans, at outstanding balance	11,755	4,660	7,095	1.9%	11,657	4,790	6,867	2.0%
Other long-term investments (1)	10,251	3,020	7,231	1.9%	9,470	2,921	6,549	1.9%
Short-term investments	7,494	837	6,657	1.8%	7,717	1,467	6,250	1.8%

Subtotal (2)	438,411	59,714	378,697	100.0%	403,233	59,758	343,475	100.0%

Invested assets of other entities and operations (3)	5,829	—	5,829		13,959	—	13,959

Total investments	444,240	59,714	384,526		417,192	59,758	357,434

Fixed Maturities by Credit Quality (2):

	December 31, 2016					December 31, 2015
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	184,831	26,239	2,261	208,809	85.1%	166,400	21,997	1,271	187,126	85.6%
2	26,922	2,479	454	28,947	11.8%	24,238	2,260	1,044	25,454	11.6%

Subtotal - High or Highest Quality Securities	211,753	28,718	2,715	237,756	96.9%	190,638	24,257	2,315	212,580	97.2%

3	4,837	323	90	5,070	2.1%	3,870	320	149	4,041	1.8%
4	1,951	178	52	2,077	0.8%	1,591	142	59	1,674	0.8%
5	230	43	6	267	0.1%	176	67	3	240	0.1%
6	152	4	1	155	0.1%	199	11	1	209	0.1%

Subtotal - Other Securities	7,170	548	149	7,569	3.1%	5,836	540	212	6,164	2.8%

Total	218,923	29,266	2,864	245,325	100.0%	196,474	24,797	2,527	218,744	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	10,448	647	164	10,931	27.7%	10,950	786	174	11,562	31.9%
2	22,364	1,249	627	22,986	58.2%	19,493	1,438	501	20,430	56.3%

Subtotal - High or Highest Quality Securities	32,812	1,896	791	33,917	85.9%	30,443	2,224	675	31,992	88.2%

3	3,709	131	92	3,748	9.5%	3,215	88	143	3,160	8.7%
4	927	22	30	919	2.3%	741	8	41	708	2.0%
5	649	30	22	657	1.7%	239	11	9	241	0.7%
6	194	49	10	233	0.6%	168	9	3	174	0.4%

Subtotal - Other Securities	5,479	232	154	5,557	14.1%	4,363	116	196	4,283	11.8%

Total	38,291	2,128	945	39,474	100.0%	34,806	2,340	871	36,275	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2016 and December 31, 2015, 918 securities with amortized cost of $4,634 million (fair value $4,759 million) and 938 securities with amortized cost of $4,253 million (fair value $4,325 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	December 31, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	123,285	77.9%	109,257	77.6%
Public, held-to-maturity, at amortized cost	1,772	1.1%	1,834	1.3%
Private, available-for-sale, at fair value	11,646	7.4%	9,747	6.9%
Private, held-to-maturity, at amortized cost	372	0.2%	474	0.3%
Trading account assets supporting insurance liabilities, at fair value	2,166	1.4%	2,020	1.4%
Other trading account assets, at fair value	434	0.3%	647	0.5%
Equity securities, available-for-sale, at fair value	2,654	1.7%	2,660	1.9%
Commercial mortgage and other loans, at book value	11,700	7.4%	9,756	6.9%
Policy loans, at outstanding balance	2,369	1.5%	2,208	1.6%
Other long-term investments (3)	1,186	0.8%	1,742	1.3%
Short-term investments	398	0.3%	417	0.3%

Total	157,982	100.0%	140,762	100.0%

	December 31, 2016		December 31, 2015
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	119,916	54.4%	107,371	53.0%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	27,428	12.4%	26,020	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,674	9.0%	18,502	9.1%
Other trading account assets, at fair value	1,087	0.5%	914	0.4%
Equity securities, available-for-sale, at fair value	4,509	2.0%	3,877	1.9%
Commercial mortgage and other loans, at book value	31,071	14.1%	30,730	15.2%
Policy loans, at outstanding balance	4,726	2.1%	4,659	2.3%
Other long-term investments (3)	6,045	2.7%	4,807	2.4%
Short-term investments	6,259	2.8%	5,833	2.9%

Total	220,715	100.0%	202,713	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended December 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.84%	2,457	(41)	3.95%	2,228	452
Equity securities	5.02%	68	109	4.80%	58	(39)
Commercial mortgage and other loans	4.22%	389	1	4.47%	388	6
Policy loans	4.89%	88	—	4.93%	84	—
Short-term investments and cash equivalents	0.86%	35	—	0.35%	16	—
Other investments	7.54%	166	(2,198)	3.87%	81	(803)

Gross investment income before investment expenses	3.89%	3,203	(2,129)	3.84%	2,855	(384)
Investment expenses	-0.13%	(104)	—	-0.16%	(106)	—

Subtotal	3.76%	3,099	(2,129)	3.68%	2,749	(384)

Investment results of other entities and operations (3)		264	22		266	19
Less, investment income related to adjusted operating income reconciling items		(64)			(51)

Total		3,299	(2,107)		2,964	(365)

	Twelve Months Ended December 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.95%	9,515	605	4.03%	8,876	1,408
Equity securities	5.97%	307	128	5.67%	266	3
Commercial mortgage and other loans	4.32%	1,528	2	4.52%	1,482	3
Policy loans	5.00%	347	—	5.01%	334	—
Short-term investments and cash equivalents	0.68%	122	1	0.25%	43	1
Other investments	5.67%	473	970	5.91%	489	1,643

Gross investment income before investment expenses	3.92%	12,292	1,706	3.98%	11,490	3,058
Investment expenses	-0.14%	(413)	—	-0.16%	(394)	—

Subtotal	3.78%	11,879	1,706	3.82%	11,096	3,058

Investment results of other entities and operations (3)		1,063	54		1,080	134
Less, investment income related to adjusted operating income reconciling items		(247)			(218)

Total		12,695	1,760		11,958	3,192

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.06%	896	85	3.15%	793	495
Equity securities	4.57%	19	54	4.22%	16	3
Commercial mortgage and other loans	4.02%	116	—	4.19%	100	1
Policy loans	4.01%	24	—	3.94%	22	—
Short-term investments and cash equivalents	0.77%	3	—	0.51%	2	—
Other investments (2)	5.02%	30	(811)	2.99%	21	(64)

Gross investment income before investment expenses	3.19%	1,088	(672)	3.24%	954	435
Investment expenses	-0.12%	(43)	—	-0.11%	(34)	—

Total	3.07%	1,045	(672)	3.13%	920	435

	Twelve Months Ended December 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.14%	3,472	797	3.23%	3,190	1,349
Equity securities	4.80%	75	114	4.77%	69	49
Commercial mortgage and other loans	4.23%	445	7	4.45%	390	4
Policy loans	4.05%	95	—	3.93%	84	—
Short-term investments and cash equivalents	0.78%	9	—	0.32%	5	—
Other investments (2)	5.01%	129	404	5.32%	133	(35)

Gross investment income before investment expenses	3.29%	4,225	1,322	3.38%	3,871	1,367
Investment expenses	-0.13%	(165)	—	-0.13%	(155)	—

Total	3.16%	4,060	1,322	3.25%	3,716	1,367

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended December 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.51%	1,561	(126)	4.60%	1,435	(43)
Equity securities	5.21%	49	55	5.04%	42	(42)
Commercial mortgage and other loans	4.31%	273	1	4.58%	288	5
Policy loans	5.35%	64	—	5.40%	62	—
Short-term investments and cash equivalents	0.86%	32	—	0.34%	14	—
Other investments	8.49%	136	(1,387)	4.30%	60	(739)

Gross investment income before investment expenses	4.38%	2,115	(1,457)	4.22%	1,901	(819)
Investment expenses	-0.14%	(61)	—	-0.19%	(72)	—

Total	4.24%	2,054	(1,457)	4.03%	1,829	(819)

	Twelve Months Ended December 31
	2016			2015
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.63%	6,043	(192)	4.67%	5,686	59
Equity securities	6.49%	232	14	6.07%	197	(46)
Commercial mortgage and other loans	4.36%	1,083	(5)	4.55%	1,092	(1)
Policy loans	5.49%	252	—	5.52%	250	—
Short-term investments and cash equivalents	0.67%	113	1	0.25%	38	1
Other investments	5.96%	344	566	6.17%	356	1,678

Gross investment income before investment expenses	4.36%	8,067	384	4.37%	7,619	1,691
Investment expenses	-0.16%	(248)	—	-0.17%	(239)	—

Total	4.20%	7,819	384	4.20%	7,380	1,691

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related and other items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Fourth Quarter 2016					Fourth Quarter 2015
	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income	Policy Charges and Fee Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	(5)	(3)	(2)	—	—	—	(8)	1	1	(1)	7
Total of above items	(5)	(3)	(2)	—	—	—	(8)	1	1	(1)	7
Reported amount	314	100	134	—		—	79	95	121	527
Amount excluding impact of items indicated above	319	103	136	—		—	87	94	120	528

Individual Life:
Reserve refinements	—	—	—	—	—	(9)	20	—	(9)	—	(20)
Total of above items	—	—	—	—	—	(9)	20	—	(9)	—	(20)
Reported amount	—	—	—	—		553	598	—	78	—
Amount excluding impact of items indicated above	—	—	—	—		562	578	—	87	—

Corporate & Other:
Change related to the administration of certain separate account investments	—	—	—	—	—	—	—	—	—	80	(80)
Total of above items	—	—	—	—	—	—	—	—	—	80	(80)
Reported amount	—	—	—	—		—	—	—	—	128
Amount excluding impact of items indicated above	—	—	—	—		—	—	—	—	48

Retirement:
Settlement of legal matters	—	—	—	(20)	20	—	—	—	—	—	—
Total of above items	—	—	—	(20)	20	—	—	—	—	—	—
Reported amount	—	—	—	242		—	—	—	—	—
Amount excluding impact of items indicated above	—	—	—	262		—	—	—	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended December 31, 2016								Three Months Ended December 31, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Opera- ting Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	7,296	—	—	—	707	94	—	8,097	7,495	—	—	—	724	88	—	8,307
Policy charges and fee income	1,529	(38)	—	—	—	—	—	1,491	1,514	(24)	—	—	—	—	—	1,490
Net investment income	3,299	(8)	—	—	625	72	—	3,988	2,964	1	—	—	633	50	—	3,648
Realized investment gains (losses), net	150	(2,090)	—	—	174	(167)	—	(1,933)	185	(527)	—	—	200	(23)	—	(165)
Asset management fees, commissions and other income	1,146	644	(378)	—	7	1	(13)	1,407	1,087	65	(159)	—	(9)	—	(8)	976

Total revenues	13,420	(1,492)	(378)	—	1,513	—	(13)	13,050	13,245	(485)	(159)	—	1,548	115	(8)	14,256

Benefits and Expenses :

Insurance and annuity benefits	7,658	(174)	—	—	1,429	136	—	9,049	7,917	(12)	—	—	1,481	129	—	9,515
Interest credited to policyholders’ account balances	945	(103)	—	(283)	33	1	—	593	879	(47)	—	(138)	34	2	—	730
Interest expense	319	—	—	—	—	1	—	320	322	—	—	—	1	1	—	324
Deferral of acquisition costs	(711)	—	—	—	—	—	—	(711)	(691)	—	—	—	—	—	—	(691)
Amortization of acquisition costs	468	(343)	—	—	8	—	—	133	443	(178)	—	—	9	—	—	274
General and administrative expenses	3,282	(48)	—	—	101	22	(8)	3,349	3,193	(52)	—	—	103	23	(6)	3,261

Total benefits and expenses	11,961	(668)	—	(283)	1,571	160	(8)	12,733	12,063	(289)	—	(138)	1,628	155	(6)	13,413

	Twelve Months Ended December 31, 2016								Twelve Months Ended December 31, 2015
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	27,953	—	—	—	2,620	391	—	30,964	25,463	—	—	—	2,669	389	—	28,521
Policy charges and fee income	5,887	19	—	—	—	—	—	5,906	6,003	(31)	—	—	—	—	—	5,972
Net investment income	12,695	(31)	—	—	2,578	278	—	15,520	11,958	1	—	—	2,653	217	—	14,829
Realized investment gains (losses), net	577	1,256	—	—	434	(73)	—	2,194	887	2,274	—	—	833	31	—	4,025
Asset management fees, commissions and other income	4,462	(236)	(17)	—	37	6	(57)	4,195	4,319	(17)	(524)	—	5	1	(12)	3,772

Total revenues	51,574	1,008	(17)	—	5,669	602	(57)	58,779	48,630	2,227	(524)	—	6,160	638	(12)	57,119

Benefits and Expenses :

Insurance and annuity benefits	29,709	131	—	—	5,223	594	—	35,657	26,698	39	—	—	5,495	607	—	32,839
Interest credited to policyholders’ account balances	3,698	(50)	—	(21)	134	—	—	3,761	3,585	191	—	(433)	135	1	—	3,479
Interest expense	1,315	—	—	—	2	3	—	1,320	1,302	—	—	—	1	3	—	1,306
Deferral of acquisition costs	(2,845)	—	—	—	—	—	—	(2,845)	(2,652)	—	—	—	—	—	—	(2,652)
Amortization of acquisition costs	1,672	168	—	—	37	—	—	1,877	1,631	452	—	—	37	—	—	2,120
General and administrative expenses	12,626	236	—	—	405	89	(52)	13,304	11,835	(34)	—	—	434	93	(70)	12,258

Total benefits and expenses	46,175	485	—	(21)	5,801	686	(52)	53,074	42,399	648	—	(433)	6,102	704	(70)	49,350

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS

AND EXPENSES

(in millions)

	Three Months Ended March 31, 2016								Three Months Ended June 30, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabilities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	5,577	—	—	—	622	98	—	6,297	6,146	—	—	—	693	96	—	6,935
Policy charges and fee income	1,511	88	—	—	—	—	—	1,599	1,288	(12)	—	—	—	—	—	1,276
Net investment income	3,017	(7)	—	—	612	48	—	3,670	3,087	(8)	—	—	639	71	—	3,789
Realized investment gains (losses), net	174	1,758	—	—	(98)	47	—	1,881	138	1,059	—	—	205	31	—	1,433
Asset management fees, commissions and other income	1,013	(333)	216	—	(7)	1	(8)	882	1,153	(249)	108	—	9	1	(16)	1,006

Total revenues	11,292	1,506	216	—	1,129	194	(8)	14,329	11,812	790	108	—	1,546	199	(16)	14,439

Benefits and Expenses :

Insurance and annuity benefits	5,984	119	—	—	1,054	140	—	7,297	6,813	153	—	—	1,433	188	—	8,587
Interest credited to policyholders’ account balances	907	216	—	130	33	—	—	1,286	914	(23)	—	133	34	—	—	1,058
Interest expense	325	—	—	—	1	1	—	327	357	—	—	—	—	—	—	357
Deferral of acquisition costs	(685)	—	—	—	—	—	—	(685)	(718)	—	—	—	—	—	—	(718)
Amortization of acquisition costs	479	712	—	—	11	—	—	1,202	281	138	—	—	8	—	—	427
General and administrative expenses	2,957	121	—	—	103	22	(33)	3,170	3,108	162	—	—	103	22	(8)	3,387

Total benefits and expenses	9,967	1,168	—	130	1,202	163	(33)	12,597	10,755	430	—	133	1,578	210	(8)	13,098

	Three Months Ended September 30, 2016
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized invest- ment gains (losses), net, and related charges and adjust- ments	Invest- ment gains (losses) on trading account assets suppor- ting insu- rance liabi- lities, net	Change in experience- rated contract- holder liabi- lities due to asset value changes	Closed Block division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attribu- table to non- controlling interests	U.S. GAAP (2)

Revenues:

Premiums	8,934	—	—	—	598	103	—	9,635
Policy charges and fee income	1,559	(19)	—	—	—	—	—	1,540
Net investment income	3,292	(8)	—	—	702	87	—	4,073
Realized investment gains (losses), net	115	529	—	—	153	16	—	813
Asset management fees, commissions and other income	1,150	(298)	37	—	28	3	(20)	900

Total revenues	15,050	204	37	—	1,481	209	(20)	16,961

Benefits and Expenses :

Insurance and annuity benefits	9,254	33	—	—	1,307	130	—	10,724
Interest credited to policyholders’ account balances	932	(140)	—	(1)	34	(1)	—	824
Interest expense	314	—	—	—	1	1	—	316
Deferral of acquisition costs	(731)	—	—	—	—	—	—	(731)
Amortization of acquisition costs	444	(339)	—	—	10	—	—	115
General and administrative expenses	3,279	1	—	—	98	23	(3)	3,398

Total benefits and expenses	13,492	(445)	—	(1)	1,450	153	(3)	14,646

(1)	See page 37 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP, are also excluded from adjusted operating income.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations separate from the portion attributable to external and potentially volatile capital and currency market conditions. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through accumulated other comprehensive income under GAAP. However, book value per share excluding both accumulated other comprehensive income (loss) and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including accumulated other comprehensive income determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2016

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 8, 2017

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of February 8, 2017

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.